ENDORSEMENT
                                      NO. 1

                                     to the

                       PROPERTY CATASTROPHE EXCESS OF LOSS
                              REINSURANCE CONTRACT
                                (the "Contract")

                                     between

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY
                         PENN-PATRIOT INSURANCE COMPANY
                              Hatboro, Pennsylvania
        and any additional company established or acquired by the Company
                                 (the "Company")

                                       and

                                 CONVERIUM LTD.
                          (the "Subscribing Reinsurer")


IT IS AGREED, effective 12:01 am., Eastern Standard Time, October 1,2004, with respect to business in force at that time and date or issued or renewed at or after that time and date, that the Subscribing Reinsurer's participations under the Contract shall be increased as follows on the following layers:

   First Property Catastrophe Excess of Loss Reinsurance Layer from 14.50% to 35.50% Second Property Catastrophe Excess of Loss Reinsurance Layer from 10.00% to 3 1.00% Third Property Catastrophe Excess of Loss Reinsurance Layer from 17.00% to 38.00%

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Endorsement as of the dates specified below:

Signed this  12th  day of    October     , 2004.

PENN-AMERICA INSURANCE COMPANY
PENN-STAR INSURANCE COMPANY
PENN-PATRIOT INSURANCE COMPANY

By __________________________________________

Signed this  28th  day of    September  , 2004.

Converium Ltd

By __________________________________________

                                    Converium
                             The next Re generation

                                  Converium Ltd
                               Zurich, Switzerland
                                                                          Willis